Exhibit 99(b)




                        CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



 In connection with the Annual Report of Hovnanian Enterprises,
Inc. (the "Company") on Form 10-K for the period ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Larry Sorsby, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


 (1) The Report fully complies with the requirements of Section
13(a) of the Securities Exchange Act of 1934; and


 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



							/S/J. LARRY SORSBY
J. Larry Sorsby
Chief Financial Officer


Date:  January 17, 2003